UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

J.CREW GROUP, INC.

Commission File Number: 001-32927

Delaware	22-2894486
(Registrant, State of Incorporation	(I.R.S. Employer Identification No.)

770 Broadway

New York, New York 10003

(Address of principal executive offices, including zip code)

(212) 209-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2010, the Board of Directors of J.Crew Group, Inc. (the “Company”) unanimously voted to appoint Stephen J. Squeri as a Director, effective September 15, 2010. Mr. Squeri will serve on the Audit Committee.

In exchange for his services as a Director in 2010, Mr. Squeri will receive the following compensation based upon the effective date of his appointment: (1) a pro-rated annual cash retainer of $25,000; (2) an additional cash payment of $2,000 for each Board meeting and $2,000 for each committee meeting attended, (3) non-qualified stock options to purchase the number of shares of our common stock with a fair market value on the grant date of $25,000, which will be granted as soon as reasonably practicable, will have an exercise price equal to the fair market value on the grant date (as determined under the applicable equity plan), will vest, subject to continued service as a Director, on the first anniversary of the grant date and will have a seven year term, and (3) an award of time-based restricted stock consisting of the number of shares of our common stock with a fair value on the grant date of $25,000, which will be granted as soon as reasonably practicable, and will vest, subject to continued service as a Director, on the first anniversary of the grant date. In addition, as a new Director, Mr. Squeri will also receive additional non-qualified stock options to purchase 5,000 shares of our common stock to be granted as soon as reasonably practicable, which will vest, subject to continued service as a Director, in three equal annual installments beginning on the first anniversary of the grant date and will have a seven year term. Mr. Squeri will also be required, as a new Director, to purchase a minimum of 2,500 shares of our common stock in the open market within one year after joining the Board of Directors.

The Company issued a press release on July 22, 2010 announcing the appointment of Stephen J. Squeri to the Board of Directors. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits

(a) through (c) Not applicable

(d) Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by the Company on July 22, 2010.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.CREW GROUP, INC.

By:	/S/ JAMES S. SCULLY
Name:	James S. Scully
Title:	Chief Administrative Officer and Chief Financial Officer

Date: July 22, 2010

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